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                       NOTES REGISTRATION RIGHTS AGREEMENT


                               Dated June 6, 1997


                                  by and among


                          PAGING NETWORK DO BRASIL S.A.


                                       and


                              MERRILL LYNCH & CO.,
                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED
                              GOLDMAN, SACHS & CO.
                                       and
                            BEAR, STEARNS & CO. INC.,

                              as Initial Purchasers


============================================================================

                       NOTES REGISTRATION RIGHTS AGREEMENT


            THIS NOTES REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into June 6, 1997 by and among PAGING NETWORK DO BRASIL S.A., a corporation organized under the laws of the Federative Republic of Brazil (the "Company"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("Merrill Lynch"), GOLDMAN, SACHS & CO. ("Goldman") and BEAR, STEARNS & CO., INC. ("Bear Stearns" and, together with Merrill Lynch and Goldman, the "Purchasers").

            This Agreement is made pursuant to the Purchase Agreement dated May 30, 1997 by and among the Company, PAGING BRAZIL HOLDING CO., LLC ("Holding LLC") and the Purchasers (the "Purchase Agreement"), which provides for the sale by the Company and Holding LLC to the Purchasers of 125,000 Units consisting of an aggregate of U.S.$125,000,000 principal amount of the Company's 13 1/2% Senior Notes due 2005 (the "Notes") and 125,000 Class B Holding Shares of Holding LLC. The Notes are to be issued under an indenture (the "Indenture") dated as of June 1, 1997 between the Company and The Chase Manhattan Bank, as Trustee. In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement with respect to the Notes. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

            In consideration of the foregoing, the parties hereto agree as follows (terms not otherwise defined herein have the meaning assigned to them in that certain Offering Memorandum dated May 30, 1997):

            1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Additional Interest" shall have the meaning set forth in Section 2(e) hereof.

            "Advice" shall have the meaning set forth in the last paragraph of
      Section 3 hereof.

            "Applicable Period" shall have the meaning set forth in Section 3(t) hereof.

            "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

            "Company" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors.

            "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided that such depositary must have an office in the Borough of Manhattan, the City of New York.

            "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

            "Event Date" shall have the meaning set forth in Section 2(e) hereof.

            "Exchange Notes" shall mean the 13 1/2% Senior Notes due 2005, Series B issued by the Company under the Indenture containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from June 6, 1997 and (ii) the transfer restrictions thereon shall be eliminated) to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

            "Exchange Offer" shall mean the exchange offer by the Company of Exchange Notes for Notes pursuant to Section 2(a) hereof.

            "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

            "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form F-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

            "Guarantees" shall have the meaning provided in the Indenture.

            "Guarantors" shall have the meaning provided in the Indenture.

            "Holder" shall mean the Purchasers, for so long as they own any Registrable Notes, and each of their successors, assignees and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

            "the Holders of a majority of the Notes" shall mean the Holders of a majority of the aggregate principal amount of outstanding (as determined under the Indenture) Registrable Notes.

            "Indenture" shall mean the Indenture specified in the preamble hereto, as the same may be amended from time to time in accordance with the terms thereof.

            "Inspectors" shall have the meaning set forth in Section 3(n) hereof.

            "Issuers" shall mean the Company and each Guarantor.

            "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

            "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "Notes" shall have the meaning set forth in the preamble to this Agreement.

            "Notes Registration Statement" shall mean any registration statement of the Issuers which covers any of the Exchange Securities or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Notes Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Notes Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

            "Notes Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of
      Section 2(b) of this Agreement which covers all of the Registrable Notes or all of the Private Exchange Notes, as the case may be, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Participating Broker-Dealer" shall have the meaning set forth in
      Section 3(t) hereof.

            "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Private Exchange" shall have the meaning set forth in Section 2(a) hereof.

            "Private Exchange Notes" shall have the meaning set forth in Section 2(a) hereof.

            "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Notes Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

            "Purchasers" shall have the meaning set forth in the preamble to this Agreement.

            "Records" shall have the meaning set forth in Section 3(n) hereof.

            "Registrable Notes" shall mean the Notes and, if issued, the Private Exchange Notes; provided that Notes or Private Exchange Notes, as the case may be, shall cease to be Registrable Notes when (i) a Notes Registration Statement with respect to such Notes or Private Exchange Notes or the resale thereof, as the case may be, shall have been declared effective under the 1933 Act and such Notes or Private Exchange Notes, as the case may be, shall have been disposed of pursuant to such Notes Registration Statement, (ii) such Notes or Private Exchange Notes, as the case may be, shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Notes or Private Exchange Notes, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Notes, such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

            "Registration Default" has the meaning set forth in Section 2(e) hereof.

            "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes) and compliance with the rules of the NASD, (iii) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing any Notes Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Issuers and of the independent certified public accountants of the Issuers, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Notes on any securities exchange or exchanges, and (viii) any fees and disbursements of any underwriter customarily required to be paid by issuers or sellers of notes and the reasonable fees and expenses of any special experts retained by the Issuers in connection with any Registration Statement, but excluding fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

            "SEC" shall mean the Securities and Exchange Commission.

            "Special Private Exchange" shall have the meaning set forth in
      Section 2(a).

            "TIA" shall have the meaning set forth in Section 3(l).

            "Trustee" shall mean the trustee with respect to the Notes under the Indenture.

            2. Registration Under the 1933 Act.

            (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Issuers shall, for the benefit of the Holders, at the Issuers' cost, use their reasonable best efforts to cause to be filed with the SEC within 60 days after the Closing Time an Exchange Offer Registration Statement on an appropriate form under the 1933 Act covering the offer by the Issuers to the Holders to exchange all of the Registrable Notes (other than Private Exchange Notes) for a like principal amount of Exchange Notes, to have such Exchange Offer Registration Statement declared effective under the 1933 Act by the SEC, to have such Registration Statement remain effective until the closing of the Exchange Offer and to cause the Exchange Offer to be consummated not later than 150 days after the Closing Time. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Notes for Exchange Notes (assuming that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 under the 1933 Act and is not a broker-dealer tendering Registrable Notes acquired directly from any of the Issuers for its own account, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes and that each such Holder makes a representation to the Issuers to such effect) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the 1933 Act and without ma-terial restrictions under the securities laws of a substantial proportion of the several states of the United States under state securities or blue sky laws.

            In connection with the Exchange Offer, the Issuers shall:

            (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

            (iii) utilize the services of the Depositary for the Exchange Offer;

            (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Notes exchanged;

            (v) notify each Holder, by notice which may be included in any of the documents listed in paragraph 2(a)(i) of this Section 2, that any Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Purchasers and Participating Broker-Dealers and in connection with any Special Private Exchange as provided herein); and

            (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

            If, prior to consummation of the Exchange Offer, the Purchasers hold any Notes acquired by them and having the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Purchasers shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Purchasers, in exchange (the "Private Exchange" (which term shall also be deemed to refer to any Special Private Exchange (as defined below) unless the context otherwise requires)) for the Notes held by the Purchasers, a like principal amount of debt securities (the "Private Exchange Notes" (which term shall also be deemed to refer to the Special Private Exchange Notes (as defined below) unless the context otherwise requires)) of the Company, guaranteed by each of the Guarantors on a senior unsecured basis, that are identical (except that all of the Private Exchange Notes other than the Special Private Exchange Notes shall bear appropriate transfer restrictions) to the Exchange Notes and which are issued pursuant to the Indenture (which will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes (including the Special Private Exchange Notes) and the Notes will vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes, the Special Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter). The Private Exchange Notes (including the Special Private Exchange Notes) shall be of the same series as and shall bear the same CUSIP number as the Exchange Notes.

            Following the Exchange Offer, any Holder of Registrable Notes who holds such Registrable Notes in the form of Offshore Physical Securities or Offshore Global Securities (each as defined in the Indenture) and who did not participate in the Exchange Offer may present such Registrable Notes to the Company for exchange (a "Special Private Exchange") and the Company shall issue in exchange for such Registrable Notes a like principal amount of debt securities ("Special Private Exchange Notes") of the Company issued pursuant to the Indenture and guaranteed by each of the Guarantors on a senior unsecured basis which are identical to the Exchange Notes and which are of the same series and bear the same CUSIP number as the Exchange Notes.

            As soon as practicable after the close of the Exchange Offer, the Private Exchange or the Special Private Exchange, as the case may be, the Issuers shall:

            (i) accept for exchange all Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer, Private Exchange or Special Private Exchange, as the case may be;

            (ii) accept for exchange all Notes duly tendered pursuant to the Exchange Offer, the Private Exchange or the Special Private Exchange; and

            (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Issuers, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Note, Private Exchange Note or Special Private Exchange Note, as the case may be, equal in principal amount to the principal amount of the Notes surrendered by such Holder.

To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Issuers shall use their reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Notes who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 under the 1933 Act, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Notes. The Issuers shall inform the Purchasers, after consultation with the Trustee and the Purchasers, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

            In connection with any Special Private Exchange, the Company may require the Holder of Registrable Notes to provide appropriate representations or undertakings to the extent required to comply with the 1933 Act.

            Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Notes (other than Private Exchange Notes) pursuant to Section 2(b) of this Agreement.

            (b) Notes Shelf Registration. In the event that (i) the Issuers or the the Holders of a majority of the Notes reasonably determine, after conferring with counsel, that the Exchange Offer Registration provided in
Section 2(a) above is not available or may not be consummated as soon as practicable after the last day of the Exchange Period because it would violate applicable securities laws or because the applicable interpretations of the staff of the SEC would not permit the Issuers to effect the Exchange Offer, or
(ii) the Exchange Offer is not for any other reason consummated within 150 days of the Closing Time, or (iii) any Holder notifies the Company prior to commencement of the Exchange Offer that (a) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (b) due to a change in law or policy it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not ap-propriate or available for such resales by such Holder or (c) it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company or any Guarantor, or (iv) the Holders of a majority of the Notes may not resell the Exchange Notes acquired by them in the Exchange Offer to the public without restriction under the 1933 Act and without restriction under applicable blue sky or state securities laws, the Issuers shall, at their cost, use their best efforts to cause to be filed prior to the later of (a) 90 days after the Closing Time or (b) 30 days after such filing obligation arises, a Notes Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes, and shall use their best efforts to have such Notes Shelf Registration Statement declared effective by the SEC on or prior to 60 days after such Notes Shelf Registration Statement is required to be filed; provided that if the Company has not consummated the Exchange Offer within 150 days of the Closing Time, then the Issuers will file the Notes Shelf Registration Statement with the SEC on or prior to the 151st day after the Closing Time. No Holder of Registrable Notes may include any of its Registrable Notes in any Notes Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 15 days after receipt of a request therefor, such information as the Issuers may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Notes Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Notes Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Notes Shelf Registration is being effected agrees to furnish promptly to the Issuers all information to be disclosed in the applicable Notes Shelf Registration Statement or Prospectus included therein in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

            The Issuers agree to use their reasonable best efforts to keep the Notes Shelf Registration Statement continuously effective, supplemented and amended for a period of two years (or such shorter period as required by Rule 144(k) under the 1933 Act) from the effective date of the Notes Shelf Registration Statement (subject to extension pursuant to the last paragraph of Section 3) (the "Effectiveness Period"); provided that if such Notes Shelf Registration Statement has been filed solely at the request of a Holder pursuant to clause
(iv) above, the Issuers shall only be required to use their reasonable best efforts to keep such Notes Shelf Registration Statement continuously effective for a period of one year from the date of issuance of the Notes (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Notes covered by the Notes Shelf Registration Statement have been sold pursuant to the Notes Shelf Registration Statement or cease to be outstanding and provided further that the Company may suspend the effectiveness of the Shelf Registration Statement for a period (a "Black Out Period") not to exceed an aggregate of 90 days if (i) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction which has not been publicly disclosed. The Issuers shall not permit any notes other than Registrable Notes to be included in the Notes Shelf Registration. The Issuers further agree, if necessary, to supplement or amend the Notes Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Notes Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registrations, and the Issuers agree to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            (c) Expenses. The Issuers shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) and will reimburse the Purchasers for the reasonable fees and disbursements of Cahill Gordon & Reindel incurred in connection with the Registered Exchange Offer and any one counsel designated in writing by the the Holders of a majority of the Notes to act as counsel for the Holders of the Registrable Notes in connection with a Notes Shelf Registration Statement. Each Holder shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Notes Shelf Registration Statement.

            (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Notes Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided that if, after it has been declared effective, the offering of Registrable Notes pursuant to a Notes Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Notes Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Notes Registration Statement may legally resume. The Issuers will be deemed not to have used their reasonable efforts to cause the Exchange Offer Registration Statement or the Notes Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if they voluntarily take any action that would result in any such Notes Registration Statement not being declared effective or in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless such action is required by applicable law.

            (e) Additional Interest. In the event that either (i) the Issuers fail to file the Exchange Offer Registration Statement or the Notes Shelf Registration Statement, as the case may be, on or before the date specified for any such filing hereunder, (ii) the Issuers fail to consummate the Exchange Offer pursuant to an effective Exchange Offer Registration Statement on or prior to the 150th day following the Closing Time or (iii) if the law or applicable interpretations of the SEC thereof prohibit a Holder from participating in the Exchange Offer or if such Holder does not receive freely tradeable Exchange Notes pursuant to the Exchange Offer or if for any reason the Exchange Offer is not consummated within 150 days of the Closing Time, and if by 150 days after the Closing Time a Notes Shelf Registration Statement is not declared effective (each such event referred to in clauses (i) through (iii) above, a "Registration Default"), the interest rate borne by all Registrable Notes shall be increased ("Additional Interest") by one-half of one percent per annum during the first 90-day period immediately following the occurrence of such Registration Default. In addition, such rate of Additional Interest shall be increased by an additional one-half of one percent per annum for each 90-day period that any Additional Interest continues to accrue pursuant to this Section 2(e); provided that the aggregate increase in such interest rate pursuant to this Section 2(e) will in no event exceed two percent per annum. Following the cure of all Registration Defaults, the accrual of Additional Interest shall cease and the interest rate borne by all Registrable Notes shall revert to the original rate.

            In the event that the Notes Shelf Registration Statement has been declared effective and subsequently ceases to be effective prior to the end of the Effectiveness Period, or if such Notes Shelf Registration Statement was filed solely at the request of the Purchasers pursuant to Section 2(b)(iv) hereof, one year after the date of issuance of the Notes (in each instance, subject to extension pursuant to the last paragraph of Section 3 hereof), for a period in excess of 90 days, whether or not consecutive, during the term hereof, then the interest rate borne by the Notes or the Private Exchange Notes, as the case may be, shall be increased by an additional one-half of one percent per annum on the 91st day such Notes Shelf Registration Statement ceases to be effective. Such interest rate shall be increased by an additional one-half of one percent per annum for each additional 90 days that such Notes Shelf Registration Statement is not effective, subject to an aggregate maximum increase in the interest rate per annum of two percent. Upon the effectiveness of a Notes Shelf Registration Statement, the interest rate borne by the Notes or the Private Exchange Notes, as the case may be, shall be reduced to the original interest rate unless and until increased as described in this paragraph.

            The Issuers shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Notes or of Private Exchange Notes, as the case may be, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Notes entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

            The Issuers agree to use their best efforts to seek and obtain all registrations, approvals and consents of any governmental agency or body, including but not limited to the Central Bank of Brazil, to permit the lawful payment by the Issuers of the Additional Interest provided for herein.

            (f) Specific Enforcement. Without limiting the remedies available to the Purchasers and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under Section 2(a) and Section 2(b) hereof.

            3. Registration Procedures. In connection with the obligations of the Issuers with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuers shall:

            (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on an appropriate form under the 1933 Act, which form (i) shall be selected by the Issuers, (ii) shall, in the case of a Notes Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its reasonable best efforts to cause such Notes Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided that if (1) such filing is -------- pursuant to Section 2(b), or
      (2) a Prospectus contained in a Notes Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the 1933 Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Notes Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes and each such Participating Broker-Dealer, as the case may be, covered by such Notes Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 10 business days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the the Holders of a majority of the Notes or such Participating Bro-ker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Notes Registration Statement as may be necessary to keep such Notes Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be (except for Black Out Periods); and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act, and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Notes Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

            (c) in the case of a Notes Shelf Registration, (i) notify each Holder of Registrable Notes, at least three business days prior to filing, that a Notes Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Holder that the distribution of Registrable Notes will be made in accordance with the method selected by the the Holders of a majority of the Notes; (ii) furnish to each Holder of Registrable Notes and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) subject to the last paragraph of Section 3, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

            (d) in the case of a Notes Shelf Registration, use their respective reasonable best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Notes covered by a Notes Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided that none of the Issuers shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or
      (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

            (e) if (1) a Notes Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the 1933 Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the applicable period as provided in Section 3(t) hereof, notify each Holder of Registrable Notes, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and confirm such notice in writing (i) when a Notes Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Notes Registration Statement or Prospectus or for ad-ditional information after the Notes Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Notes Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Notes Shelf Registration, if, between the effective date of a Notes Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Issuers contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) if the Issuers receive any notification with respect to the suspension of the qualification of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the period a Notes Shelf Registration Statement is effective which makes any statement made in such Notes Registration Statement or the related Prospectus untrue in any material respect or which causes such Notes Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading and (vii) the Issuers' reasonable determination that a post-effective amendment to the Notes Registration Statement would be appropriate;

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Notes Registration Statement as soon as practicable;

            (g) in the case of a Notes Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Notes Registration Statement and any post-effective amendment thereto (with-out documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) in the case of a Notes Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends; and cause such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two business days prior to the closing of any sale of Registrable Notes;

            (i) in the case of a Notes Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
      Section 3(e)(ii), 3(e)(iii), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, except during Black Out Periods use their respective reasonable best efforts to prepare a supplement or post-effective amendment to a Notes Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Issuers agree to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission;

            (j) in the case of a Notes Shelf Registration, on or prior to the filing of any document which is to be incorporated by reference into a Notes Registration Statement or a Prospectus after the initial filing of a Notes Registration Statement, provide a reasonable number of copies of such document to the Purchasers on behalf of such Holders;

            (k) obtain a CUSIP number for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Notes Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

            (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their respective best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (m) in the case of a Notes Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (i) make such representations and warranties to Holders of such Registrable Notes and the underwriters (if any), with respect to the business of the Issuers and any of their subsidiaries and the Notes Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) in the case of underwritten offerings obtain opinions of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriters and the Holders of a majority in principal amount of the Registrable Notes being sold, addressed to each selling Holder and the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Issuers or of any business acquired by any of the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the selling Holders of Registrable Notes and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such selling Holders and underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

            (n) if (1) a Notes Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the 1933 Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the applicable period, make available for inspection by any selling Holder of such Regis-trable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at an office in The Borough of Manhattan, the City of New York and in Sao Paulo, Brazil, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuers and any of their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and any of their subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Notes Registration Statement. Records which the Issuers determine, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Notes Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of any of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers at their expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (o) comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder (or any similar rule promulgated under the 1933 Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company and each Issuer after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

            (p) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Issuers have duly authorized, executed and delivered the Exchange Notes and Private Exchange Notes and the Indenture (and, to the extent applicable, the Guarantees), and (ii) each of the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture (and, to the extent applicable, the Guarantees) constitute a legal, valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its respective terms (in each case, with customary exceptions and qualifications);

            (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registra-ble Notes delivered by such Holders that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied;

            (r) cooperate with each seller of Registrable Notes covered by any Notes Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD;

            (s) use their respective best efforts to take all other steps necessary to effect the registration of the Registrable Notes covered by a Notes Registration Statement contemplated hereby;

            (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the 1934
      Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the

      1933 Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Issuers the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the 1933 Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, (iv) use their respective reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the 1933 Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes; provided that such period shall not be required to exceed 180 days -------- (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

      "If the exchange offeree is a broker-dealer holding Registrable Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Notes received in respect of such Registrable Notes pursuant to the Exchange Offer."

      and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act; and

            (B) in the case of any Exchange Offer Registration Statement, the Issuers agree to deliver to the Purchasers on behalf of the Purchasers and the Participating Broker-Dealers upon consummation of the Exchange Offer
      (i) an opinion of counsel substantially in the form attached hereto as Exhibit A, (ii) an officers certificate containing certifications substantially similar to those set forth in Section 7(f) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants.

            The Issuers may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuers such information and representations regarding such seller and the proposed distribution of such Registrable Notes, as the Issuers may from time to time reasonably request in writing. The Issuers may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            In the case of (1) a Notes Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Issuer that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, that are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a

Notes Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and, if so directed by the Issuers, such Holder will deliver to the Issuers (at the Issuers' expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Issuers shall give any such notice to suspend the disposition of Registrable Notes or Exchange Notes, as the case may be, pursuant to a Notes Registration Statement, the Issuer shall use their respective best efforts to file a supplement or an amendment to the Notes Registration Statement and, in the case of an amendment, have such amendment declared effective as soon as practicable and shall extend the period during which such Notes Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or
(y) the Advice.

            4. Indemnification and Contribution. (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Notes, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of their respective directors, officers, employees and agents, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering Registrable Notes or Exchange Notes, including all documents incorpo-rated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(c) below) any such settlement is effected with the prior written consent of the Company; and

            (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by such Purchaser, such Holder, such Participating Broker-Dealer or any underwriter (except to the extent otherwise expressly provided in Section 4(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser, such Holder, such Participating Broker-Dealer or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if the Purchasers, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the 1933 Act and a court of competent jurisdiction in a judgment not subject to appeal or final review shall have determined that such Prospectus would have corrected such untrue statement or omission. Any amounts advanced by an indemnifying party to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to such indemnifying party if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by such indemnifying party.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Purchasers, each underwriter who participates in an offering of Registrable Notes and the other selling Holders and each of their respective directors, officers (including each officer of each of the Issuers who signed the Registration Statement), employees and agents and each Person, if any, who controls each of the Issuers, the Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such selling Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that in the case of a Notes Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Notes Shelf Registration Statement.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 4(b) above, counsel to the indemnified parties shall be selected by the Issuers. Notwithstanding the foregoing sentence, in case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, unless such indemnified party shall have one or more legal defenses available to it which are not available to the indemnifying party to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election as aforesaid to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers, the Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers, the Purchasers and the Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers, the Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Issuers, on the one hand, and the Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Issuers, on the one hand, and of the Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or by or on behalf of the Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Purchasers and the Holders of the Registrable Notes agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 4, each affiliate of the Purchasers or Holder, and each director, officer, employee, agent and Person, if any, who controls a Purchasers or Holder or such affiliate within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as such Purchaser or Holder, and each director of each of the Issuers, each officer of each of the Issuers who signed the Registration Statement, and each Person, if any, who controls each of the Issuers within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as each of the Issuers.

            5. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

            6. Selection of Underwriters. The Holders of Registrable Securities covered by the Notes Shelf Registration Statement who desire to do so may sell the securities covered by such Notes Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Notes included in such offering; provided that such underwriters and managers must be satisfactory to the Issuers.

            7. Miscellaneous.

            (a) Rule 144 and Rule 144A. For so long as the Issuers are subject to the reporting requirements of Section 13 or 15 of the 1934 Act and any Registrable Notes remain outstanding, the Issuers covenant that they will file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if they cease to be so required to file such reports, they will upon the request of any Holder of Registrable Notes (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and they will take such further action as any Holder of Registrable Notes may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Notes, the Issuers will deliver to such Holder a written statement as to whether it has complied with such requirements.

            (b) No Inconsistent Agreements. The Issuers have not entered into nor will the Issuers on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder of Registrable Notes; provided, further, that this
Section 7(c) shall not prevent the Company, without the consent of any Holder, from executing any supplement or amendment to this Agreement the sole purpose of which is to add any Guarantor as a party and as an Issuer under the terms of this Agreement.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this
Section 7(d), which address initially is, with respect to the Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Issuers, initially at the Issuers' address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

            Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

            (f) Third Party Beneficiary. The Purchasers shall be a third party beneficiary of the agreements made hereunder between the Issuers, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. SPECIFIED DATES AND TIMES OF DAY REFER TO NEW YORK CITY TIME.

            (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) Notes Held by the Issuers or any of their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or any of their affiliates (as such term is defined in Rule 405 under the 1933 Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (l) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each of the Issuers
(i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 1633 Broadway, New York, NY 10019 ("CT Corporation System") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT Corporation System and written notice of said service to such Issuers in accordance with Section 7(d) shall be deemed in every respect effective service of process upon such Issuers, in any such suit or proceeding. Each of the Issuers further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Notes, Exchange Notes or Private Exchange Notes shall be outstanding; provided that the Issuers may and to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein, shall, by written notice to the Underwriters, designate such additional or alternative agent for service of process under this Section 7(1) that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for the Issuers or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York.

            To the extent that any of the Issuers has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which such Issuer owns or leases prop-erty or assets, (ii) the United States or the State of New York or (iii) the Federative Republic of Brazil or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or any of the Notes, Exchange Notes or Private Exchange Notes or actions to enforce judgments in respect of any thereof, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

(m) Judgment Currency. The Issuers shall, jointly and severally, indemnify each Purchaser, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Notes, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of their respective officers, directors, employees and agents and each Holder against any loss incurred by such party as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

            (n) Covenant of Company to Cause Guarantors' Compliance. The Company shall cause and direct each Guarantor of the Notes to comply with each of the obligations of the Issuers under the terms of this Agreement.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       PAGING NETWORK DO BRASIL S.A.



                                       By:  /s/ Thomas C. Trynin
                                          -------------------------
                                           Name: Thomas C. Trynin
                                           Title: President


Confirmed and accepted as of the
  date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
BEAR, STEARNS & CO. INC.

By:  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated


By: /s/ Lisa Craig
   -----------------------
    Name: Lisa Craig
    Title: Vice President

                                                                       Exhibit A

                           Form of Opinion of Counsel

            1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical data and supplemental schedules included or referred to therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the 1933 Act and the applicable rules and regulations promulgated under the 1933 Act.

            2. In the course of such counsel's review and discussion of the contents of the Exchange Offer Registration Statement and the Prospectus with certain officers and other representatives of the Issuers and representatives of the independent certified public accountants of the Issuers, but without independent check or verification or responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Issuers), no facts have come to such counsel's attention which cause such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein and the Form T-1, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective and as of the date of this opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein, as to which such counsel need express no be-

lief) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.